Filed Pursuant to Rule 497(e)

Registration No. 033-54016

GABELLI INVESTOR FUNDS, INC. (the “Company”)

The Gabelli ABC Fund (the “Fund”)

Supplement dated January 17, 2013, to the Fund’s Prospectus and Summary Prospectus for Class

AAA Shares, each dated April 27, 2012.

The Fund is adding an additional benchmark index for comparison purposes.

To reflect this change, please note the following:

The table in the “Performance” section of the Summary Prospectus and the “Summary of the Funds—Performance” section of the Prospectus is replaced in its entirety with the following:

Average Annual Total Returns (for the periods ended December 31, 2011)	Past One Year	Past Five Years	Past Ten Years
The Gabelli ABC Fund Class AAA Shares
Return Before Taxes	1.93%	3.25%	4.06%
Return After Taxes on Distributions	1.16%	2.17%	2.87%
Return After Taxes on Distributions and Sale of Fund Shares	1.51%	2.24%	2.86%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	2.11%	(0.25)%	2.92%
Lipper U.S. Treasury Money Market Fund Average (reflects no deduction for fees, expenses, or taxes)	0.01%	1.12%	1.46%
S&P Long-Only Merger Arbitrage Index (Inception 12/31/2003)	(0.67)%	3.71%	N/A

The following is added as a third paragraph in the “Index Descriptions” section of the Prospectus:

The S&P Long-Only Merger Arbitrage Index is comprised of a maximum of 40 large and liquid stocks that are active targets in pending merger deals. The index figures do not reflect any deduction for fees, expenses, or taxes.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE